Exhibit 10.10

FOURTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of December 3, 2010 (this “Amendment”), is made by and among JTH TAX, INC., a Delaware corporation (the “Borrower”), SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) for the Lenders (as defined in the Credit Agreement defined below) and as issuing bank (the “Issuing Bank”) and swingline lender (the “Swingline Lender”), LTS PROPERTIES, LLC, a Virginia limited liability company (“Properties”), LTS SOFTWARE INC., a Virginia corporation (“Software”), and WEFILE INC., a Virginia corporation (“Wefile,” and together with Properties and Software, collectively, the “Subsidiary Loan Parties”), and JTH HOLDING, INC., a Delaware corporation (the “New Parent,” and together with the Borrower and the Subsidiary Loan Parties, collectively, the “Loan Parties,” and individually, a “Loan Party”).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Revolving Credit Agreement, dated as of February 26, 2008, by and among the Borrower, the Lenders and the Administrative Agent, as amended by the Amendment to Revolving Credit Agreement, dated as of April 17, 2008, by and among the Borrower, the Lenders and the Administrative Agent, as amended by the Second Amendment to Revolving Credit Agreement, dated as of July 29, 2008, by and among the Borrower, the Lenders and the Administrative Agent, as amended by the Waiver and Consent and Third Amendment to Revolving Credit Agreement, dated as of September 30, 2010, by and among the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, and by the Supplement and Joinder Agreement, of even date herewith (the “Supplement and Joinder”), by and among the Borrower, the other Loan Parties, the Administrative Agent and the Lenders parties thereto (as further amended, supplemented, amended and restated or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms defined in the Credit Agreement and undefined herein shall have the same defined meanings when such terms are used in this Amendment;

WHEREAS, the Borrower has elected, pursuant to Section 2.24 of the Credit Agreement, an increase in the Aggregate Revolving Commitments in an aggregate amount of $25,000,000, resulting in Aggregate Revolving Commitments of $125,000,000, as further provided in the Supplement and Joinder Agreement;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Administrative Agent and the Lenders have agreed to do so, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.             Incorporation of Recitals.  The foregoing recitals to this Amendment are incorporated in and made a part of this Amendment to the same extent and the same effect as if fully set forth herein.

2.             Amendments to the Credit Agreement.  The Loan Parties, the Administrative Agent and the Lenders agree that the Credit Agreement is amended as follows:

(a)           Section 6.1 of the Credit Agreement is deleted and amended to read in its entirety as follows:

Section 6.1             Leverage Ratio.  The Borrower will maintain (a) as of the end of the third Fiscal Quarter of each Fiscal Year of the Borrower, a Leverage Ratio of not greater than 4.00:1.0, and (b) as of the end of each other Fiscal Quarter of the Borrower, a Leverage Ratio of not greater than 3.00:1.0.

(b)           Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

(c)           Each of the Borrower, the other Loan Parties, the Administrative Agent and each Lender agrees that, as of and after the Fourth Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.

3.             Conditions to Effectiveness of this Amendment.  This Amendment and the amendments contained herein shall become effective on the date (the “Fourth Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a)           The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and the other Loan Parties thereto, as well as allonges to the Revolving Credit Notes or amendments and restatements thereof, and the Supplement and Joinder, duly executed by the parties thereto.

(b)           No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.

(c)           All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects at the Fourth Amendment Effective Date as if made on and as of such Fourth Amendment Effective Date, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been made as of any date other than the Closing Date.

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(d)           The Borrower shall have delivered to the Administrative Agent (1) certified copies of evidence of all corporate and company actions taken by the Borrower and the other Loan Parties to authorize the execution and delivery of this Amendment and the Supplement and Joinder and the other Loan Documents related thereto, (2) certified copies of any amendments to the articles or certificate of incorporation, formation or organization, bylaws, partnership certificate or operating agreement of the Borrower and each other Loan Party since the date of the Credit Agreement, (3) a certificate of incumbency for the officers or other authorized agents, members or partners of the Borrower and each other Loan Party executing this Amendment and the Supplement and Joinder and the other Loan Documents related thereto, (4) all documents, certificates, resolutions and other items required by Section 2.24 of the Credit Agreement with respect to the Borrower’s request to increase the Aggregate Revolving Commitments and (5) such additional supporting documents as the Administrative Agent or counsel for the Administrative Agent reasonably may request.

(e)           The Borrower shall have paid the fees and expenses required to be paid by Section 10 of this Amendment and by the provisions of the Supplement and Joinder.

(f)            All documents delivered pursuant to this Amendment must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Amendment must be satisfactory to the Administrative Agent’s counsel.

4.             Amendment Only; No Novation; Modification of Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that this Amendment only amends the terms of the Credit Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrower and each other Loan Party ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and the other Loan Documents in all respects.  Each of the Borrower and each other Loan Party acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment.  To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.

5.             Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

6.             No Further Amendments.  Nothing in this Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

7.             Representations and Warranties.  Each of the Borrower and each other Loan Party represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body.  All other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Amendment and are deemed to have

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been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that (a) any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents and (b) each other representation or warranty expressly stated to be made as of the Closing Date shall not be deemed to have been repeated as of any date other than the Closing Date.  Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, no Default has occurred and been continuing.

8.             Confirmation of Lien.  Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.

9.             Ratification.  The terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are ratified and affirmed by the Borrower and each other Loan Party.

10.           Fees and Expenses.  On or prior to the Fourth Amendment Effective Date, the Borrower agrees to pay such fees to the Administrative Agent or the Arranger as required by a separate fee letter among such parties.  The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Amendment.

11.           Severability.  Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.           Governing Law.  This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the Commonwealth of Virginia.  THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

13.           Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized representatives all as of the day and year first above written.

BORROWER:

JTH TAX, INC., a Delaware corporation

By:		/s/ Mark Baumgartner
Name:		Mark Baumgartner
Title:		Chief Financial Officer

SUBSIDIARY LOAN PARTIES:

LTS PROPERTIES, LLC, a Virginia limited liability company

By:		JTH TAX, INC.

	By:	/s/ Mark Baumgartner
Mark Baumgartner
Chief Financial Officer

LTS SOFTWARE INC., a Virginia corporation

By:		/s/ Mark Baumgartner
Name:		Mark Baumgartner
Title:		Vice President and Chief Financial Officer

WEFILE INC., a Virginia corporation

By:		/s/ Kathleen Curry
Name:		Kathleen Curry
Title:		President and Secretary

NEW PARENT:

JTH HOLDING, INC., a Delaware corporation

By:		/s/ Mark Baumgartner
Mark Baumgartner
Chief Financial Officer

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ADMINISTRATIVE AGENT:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank and as Swingline Lender

By:	/s/ Joel S. Rhew
Name:	Joel S. Rhew
Title:	SVP

LENDERS:

SUNTRUST BANK, as Lender

By:	/s/ Joel S. Rhew
Name:	Joel S. Rhew
Title:	SVP

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BANK OF AMERICA, N.A., as Lender

By:	/s/ David J. Doucette
Name:	David J. Doucette
Title:	SVP

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WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to WACHOVIA BANK, N.A., as Lender

By:	/s/ Paula Smith
Name:	Paula Smith
Title:	Senior Vice President

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RBC BANK (USA), formerly known as RBC CENTURA BANK, as Lender

By:	/s/ Martin J. Rust
Name:	Martin J. Rust
Title:	Senior Corporate Relationship Manager

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BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ S. Hearst Vann
Name:	S. Hearst Vann
Title:	Senior Vice President

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CITIZENS BANK OF PENNSYLVANIA, as Lender

By:	/s/ Tracy Van Riper
Name:	Tracy Van Riper
Title:	Senior Vice President

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TD BANK, N.A., as successor by merger to COMMERCE BANK, N.A., as Lender

By:	/s/ Robert L. Offutt
Name:	Robert L. Offutt
Title:	Vice President

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Duncan S. Owen III
Name:	Duncan S. Owen III
Title:	Senior Vice President

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COMERICA BANK, as Lender

By:	/s/ Blake Arnett
Name:	Blake Arnett
Title:	Vice President

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STELLAR ONE, as successor to SECOND BANK & TRUST, as Lender

By:	/s/ John Wesley Lux York
Name:	John Wesley Lux York
Title:	Vice President - Commercial Lender

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